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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 10, 1996

                     DAVIS WATER & WASTE INDUSTRIES, INC.
              (Exact Name of Registrant as Specified in Charter)


       Georgia                      1-9467                       58-0959907
(State of Incorporation)    (Commission File No.)             (I.R.S. Employer
                                                             Identification No.)

                              1820 METCALF AVENUE
                          THOMASVILLE, GEORGIA 31792
         (Address of principal executive offices, including zip code)


                                (912) 226-5733
             (Registrant's telephone number, including area code)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT
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    (b) On June 10, 1996, Davis Water & Waste Industries, Inc. (the
"Registrant") entered into an Agreement and Plan of Merger (the "Agreement") with United States Filter Corporation ("USF") and USF/DWW Acquisition Corporation ("Sub"), a wholly-owned subsidiary of USF, whereby Sub will merge with and into the Registrant on the terms and conditions set forth therein, the Registrant will become a wholly-owned subsidiary of USF and the shareholders of the Registrant will become stockholders of USF. The beneficial owners of approximately 24% of the Registrant's common stock, including four of the eight directors of the Registrant, have executed Shareholder Agreements pursuant to which they have agreed to vote their shares of common stock in favor of the transaction. Reference is made to the Agreement, the form of Shareholder Agreement and the press release issued by USF on June 10, 1996, which are filed as Exhibits 2.1, 2.2 and 99.1, respectively, to this Report on Form 8-K and are incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
- -----------------------------------------

        Exhibits:

        The following exhibits are filed herewith:

                EXHIBIT NO.                  DESCRIPTION
                -----------                  -----------

                    2.1 Agreement and Plan of Merger dated as of June 10, 1996 among United States Filter Corporation, USF/DWW Acquisition
                                   Corporation and the Registrant

                    2.2 Form of Shareholder Agreement dated as of June 10, 1996 between United States Filter Corporation and certain shareholders of the Registrant

                   99.1 Press Release of United States Filter Corporation dated June 10, 1996


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DAVIS WATER & WASTE INDUSTRIES, INC.
                                                      (Registrant)



                                                     /s/ Stan White
                                          -------------------------------------
                                             Stan White, Secretary-Treasurer


Date:  June 10, 1996


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                                 EXHIBIT INDEX

        The following exhibits are filed as part of this Report:

    EXHIBIT NO.                  DESCRIPTION                           PAGE NO.
    -----------                  -----------                           -------

        2.1 Agreement and Plan of Merger dated as of June 10, 1996 among United States Filter
                       Corporation, USF/DWW Acquisition
                       Corporation and the Registrant

        2.2 Form of Shareholder Agreement dated as of June 10, 1996 between United States Filter
                       Corporation and certain shareholders of
                       the Registrant

       99.1            Press Release of United States Filter
                       Corporation dated June 10, 1996

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